Contingent Liabilities (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of contingent liabilities [abstract]
Schedule of Contingent Liabilities
Described hereunder are the outstanding consumer class actions and purported class actions against the Group broken down by amount claimed if the lawsuit is certified as a class action, as of December 31, 2018:

Claim amount	Number of claims	Total claims amount (NIS millions)
Up to NIS 100 million	15	515
NIS 100-500 million	3	723
Above NIS 1 billion	1	15,000
Unquantified claims	16	-
Against the Group and other defendants together without specifying the amount claimed from the Group	5	453
Against the Group and other defendants together, in which the amount claimed from the Group has been quantified	1	3
Unquantified claims against the Group and other defendants	6	-